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             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


               _______________________________


                          FORM 8-K


                       CURRENT REPORT


             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

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                                                          June 18, 1999
Date of Report (Date of earliest event reported):  (June 16, 1999)
                                                   ---------------


                    CNB BANCSHARES, INC.
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   (Exact name of registrant as specified in its charter)


                           INDIANA
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       (State or other jurisdiction of incorporation)


          333-46837                        35-1568731
   ------------------------     ---------------------------------
   (Commission File Number)     (IRS Employer Identification No.)


  20 N.W. Third Street, Evansville, Indiana            47739
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     (Address of principal executive offices)       (Zip Code)


 Registrant's telephone number, including area code:  812-456-3400

                          Not Applicable
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    (Former name or former address, if changed since last report)


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ITEMS 1-4.  Not applicable.

ITEM 5.  OTHER EVENTS.

     (a) CNB Bancshares, Inc., an Indiana corporation ("CNB"), and Fifth
Third Bancorp, an Ohio corporation ("Fifth Third"), have entered into an Affiliation Agreement, dated as of June 16, 1999 (the "Affiliation Agreement"), which provides for the merger (the "Merger") of CNB with and into Fifth
Third. The Merger is subject to, among other customary conditions, the requisite approval of the shareholders of CNB and various regulatory approvals.

     Pursuant to the Affiliation Agreement, each outstanding share of CNB common stock (the "CNB Common") would be converted into 0.8825 shares of Fifth Third common stock (the "Fifth Third Common"). In addition, CNB's 6% Convertible Subordinated Debentures due June 30, 2028 (the "Convertible Debentures") issued to CNB Capital Trust I (of which CNB is the beneficial owner of all of the beneficial ownership interests represented by common securities) would remain outstanding, unchanged by reason of the Merger, except that, from and after the effective time of the Merger, the Convertible Debentures would no longer be convertible into CNB Common but would be convertible only into the right to receive the number of shares of Fifth
Third Common that the holder thereof would have been entitled to receive had such holder converted such Convertible Debentures into CNB Common immediately prior to the effective time of the Merger.

     The Merger is expected to be accounted for as a "pooling of interests" and to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

     The Affiliation Agreement provides that, at the first meeting of the Board of Directors held after the effective time of the Merger, three members of the Board of Directors of CNB (to be mutually selected by CNB and Fifth Third) would join the Board of Directors of Fifth Third, with each of such persons to serve in a different class of the Fifth Third Board of Directors.

     The foregoing description of the Affiliation Agreement is qualified in its entirety by reference to the Affiliation Agreement, which is attached as
Exhibit 2 hereto and is incorporated herein by reference.

     (b) As a condition to Fifth Third's entering into the Affiliation Agreement, CNB and Fifth Third entered into a Stock Option Agreement, dated June 16, 1999 (the "Option Agreement"), pursuant to which CNB granted Fifth Third the right to purchase from CNB up to 6,921,479 shares of authorized but unissued CNB Common, at a price of $42.96 per share, subject to possible adjustment as provided in the Option Agreement, upon the occurrence of certain events described in the Option Agreement relating generally to the acquisition of CNB by a third party.

     The foregoing description of the Option Agreement is qualified in its entirety by reference to the Option Agreement which is attached as Exhibit 99(a) hereto and is incorporated herein by reference.

     (c) The joint press release of Fifth Third and CNB, issued June 16, 1999, announcing the execution of the Affiliation Agreement is attached hereto as Exhibit 99(b) and is incorporated herein by reference.

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ITEM 7.     FINANCIAL STATEMENTS
            PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (a) - (b) Not applicable.

     (c)  Exhibits Required by Item 601 of Regulation S-K:

          2 Affiliation Agreement, dated as of June 16, 1999, by and between Fifth Third Bancorp and CNB Bancshares, Inc.

          99(a) Stock Option Agreement, dated June 16, 1999, between CNB Bancshares, Inc. and Fifth Third Bancorp.

          99(b) Press release issued by CNB Bancshares, Inc. and Fifth Third Bancorp on June 16, 1999.

ITEM 8.     CHANGE IN FISCAL YEAR.

     Not applicable.

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  June 18, 1999.

                              CNB BANCSHARES, INC.


                              By:  /s/ John R. Spruill
                                  ----------------------
                                  John R. Spruill
                                  Executive Vice President and
                                  Chief Administrative Officer

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                        EXHIBIT INDEX
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Exhibit No.               Description
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2                         Affiliation Agreement, dated as of June 16, 1999,
                          by and between Fifth Third Bancorp and CNB
                          Bancshares, Inc.

99(a) Stock Option Agreement, dated June 16, 1999, between CNB Bancshares, Inc. and Fifth Third Bancorp.

99(b) Press release issued by CNB Bancshares, Inc. and Fifth Third Bancorp on June 16, 1999.


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